Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 16, 2010

INTERNATIONAL DEVELOPMENT AND ENVIRONMENTAL HOLDINGS
(Name of Registrant as specified in its charter)

Nevada	000-54106	32-0237237
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1173A Second Avenue
Suite 327
New York, NY 10065
 (Address and telephone number of principal executive offices)

1701 E. Woodfield Rd.
Suite 915
Schaumburg, IL 60173
 (Previous address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01       Entry into a Material Definitive Agreement.

Acquisition Agreement

On September 16, 2010, pursuant to the terms of an Acquisition and Reorganization Agreement (the “Acquisition Agreement”) by and between the Registrant (the “Company”), Heights Management 63, LLC, a New York limited liability company (“Heights”) and Scott Lieberman, the Company acquired all of the outstanding membership interests of Heights resulting in Heights becoming a wholly-owned subsidiary of the Company.

Redemption Agreement and Promissory Note

On September 16, 2010, pursuant to the terms of a Redemption Agreement (the “Redemption Agreement”) by and between the Registrant (the “Company”) and JTMW Partners (the “Seller”), the Company agreed to redeem and cancel 30,710,00 shares of the Company’s common stock owned by the Seller for a total of $510,000.  In connection with the Redemption Agreement, the Company issued a secured promissory note to the Seller (the “Promissory Note”) in the amount of $450,000, payable on or before November 1, 2010.  As security for the payment of all amounts due under the Promissory Note, the Company pledged its ownership interest in its Heights subsidiary.  In addition, our President, Scott Lieberman, agreed to personally guarantee the obligations of the Company under the Promissory Note.

Item 2.01       Completion of Acquisition or Disposition of Assets

On September 16, 2010, pursuant to the terms of an Acquisition and Reorganization Agreement (the “Agreement”) by and between the Registrant (the “Company”), Heights Management 63, LLC, a New York limited liability company (“Heights”) and Scott Lieberman (the “Seller”), the Company acquired all of the outstanding membership interests of Heights resulting in Heights becoming a wholly-owned subsidiary of the Company.

Pursuant to the terms of the Agreement, as consideration for all of the outstanding membership interests of Heights, the Company issued 8,700,000 newly issued shares of the Company’s newly declared Series A Preferred Stock to the Seller.  Each share of Series A Preferred Stock is convertible into and has voting rights equal to fifty (50) days of common stock. Simultaneously, pursuant to the terms of a Redemption Agreement, a total of 30,710,00 shares of the Company’s common stock which were held by the Company’s former majority stockholder.

Description of Heights Management 63

As used in this Current Report on Form 8-K, all references to the “Company,” “we,” “our” and “us” for periods prior to the closing of the Acquisition refer to Heights Management 63, LLC , and for periods subsequent to the closing of the Acquisition refer to International Development and Environmental Holdings and its wholly-owned subsidiary, Heights Management 63, LLC.

Overview

We are engaged in the business of acquiring and managing parking lots and garages in New York City and surrounding areas.

Industry Overview

The parking industry is highly fragmented, consisting of a few nationwide companies and a large number of smaller operators, including a substantial number of companies providing parking as an ancillary service in connection with property management or ownership. The parking industry as a whole is experiencing a period of rapid consolidation. Based upon the 2010 research report of IBISWorld, the parking sector in the US consisted of approximately 7,000 firms generating over $7.5 billion in annual revenues in 2009.  In is believed that in the United States, there are approximately 35,000 parking structures representing 5,000,000 parking spaces.

Overall parking industry expansion is created by new construction. Since new construction in the United States slowed in the late 2000’s, recent growth in parking companies has generally resulted only from take-aways from other parking companies, that is, taking over a parking facility being managed or leased by a competitor. Take-aways and new construction are essential to growth in the parking industry because of the limitations on revenue growth of existing operations. While some growth in revenues from existing operations is possible through redesign, increased operational efficiency, or increased facility use and prices, such growth is ultimately limited by the size of a facility and market conditions.

Privatization of government operations and facilities could provide new opportunities for the parking industry. Currently, government-controlled parking facilities, operated by municipal entities, account for approximately 50% of all lots.  Cities and municipal authorities may consider retaining private firms to operate facilities and parking-related services in an effort to reduce operating budgets and increase efficiency.

The Company anticipates the continued growth of the private parking industry due to general trends, which include the following:

•       Major long-term industry consolidation through acquisitions.

•       Privatization of government-controlled parking, patrolling, ticketing and other related services.

•       Outsourcing of ancillary parking services by public and private commercial real estate owners.

•       Changing industry leasing practices to require significant up-front lease payments, which favor well-capitalized operations.

New York Parking Market

The Company's growth will be as a result of a well-formulated acquisition strategy initially focused on the New York metropolitan area. Parking is a large business in the New York area with approximately 1 - 1.5 million cars entering New York City everyday. According to the Metropolitan Parking Authority, the New York parking industry is broken down as follows:

Lots
Manhattan	407 parking lots (capacity 35,411 cars)
Outer Boroughs	878 parking lots (capacity 111,218 cars)

Garages
Manhattan	822 garages (capacity 126,884 cars)
Outer Boroughs	1,183 garages (capacity 193,889 cars)

The New York parking business is dominated by a handful of large companies with resources substantially greater than those of the Company. These organizations generally focus on high profile, high turnover Manhattan facilities with capacities greater than 150 cars.

Our Strategy

The Company will look for smaller, obscure parking locations that tend to be under the "radar screens" of the larger operators.

Competition for the smaller sites is generally limited to a handful of existing players similar in size to the Company.  New entrants generally encounter great difficulty entering the New York market as sellers will usually only deal with established operators.  The bidding process is therefore usually less competitive, creating attractive opportunities for the Company.

The Company carefully selects and analyzes new sites by conducting an examination of a location's potential demand based on traffic patterns and counts, area demographics, and potential competitors, and compares this analysis to the projected revenues and costs of the facility.

The Company has established a acquisition strategy, depends heavily on management’s ability to identify and integrate acquisitions.

The Company believes that consolidation is being driven primarily by the opportunity to achieve economies of scale. The most obvious savings from consolidation will be attained by reducing redundant overhead costs, but may also be achieved through operating improvements such as implementing improved management practices and control systems. The Company intends to employ a strategy of consolidation by applying standardized professional management strategies to a fragmented, local business environment with exploitable economies of scale.

The Company seeks to reduce redundant overhead costs as well as realize operating improvements such as implementing standardized management practices and management information systems.

On the demand side, consolidation is driven by the requirements of large property owners for professional management, increased services, up-front capital investments and superior financial reporting. These parties often outsource parking operations to parking management companies in an effort to maximize profits or leverage the original rental value to a third-party lender.

Operations

The single parking facility which we currently operate is located in Manhattan and is operated under a lease from a third-party landlord.  The following table shows the general location, size and remaining lease term for the parking facility:

Location	Capacity	Lease Term Expires
Manhattan	38	April 30, 2012

The Company plans to search out new parking facilities as well as valet opportunities. The company emphasizes the importance of marketing, containing costs, realizing economies of scale, maintaining strict cash control, using a decentralized management structure, providing strong training programs for employees and enhancing management information systems in order to attract new and retain existing parking patrons.

Leases

Lease arrangements are typically for terms of three to twenty years and provide for renewals and contractually established payments to the facility owner regardless of the operating earnings of the parking facility. Under these leases, the Company is responsible for all facets of the parking operations, including utilities and ordinary and routine maintenance, but is generally not responsible for major maintenance, repair, or property taxes.

Maintenance

At least annually, and when needed on a more frequent basis, the Company’s management services include painting of traffic guides and parking areas, lighting of areas for improved operations and safety, gate maintenance, and electronics upgrade and maintenance.

Management Controls

The parking industry in general is plagued by a high turnover of employees and a loss of receipts due to theft. The Company maintains an exceptionally low turnover rate and believes it has minimized theft due to its exceptional recruitment process and its sophisticated revenue control system. The Company utilizes a software system that generates a range of reports to audit the Company's parking facilities. These reports provide management with current data concerning patron traffic, revenue collection and all other facets of the Company's operations.

Intellectual Property

Our intellectual property consists of our trademarks including “Heights Management.”  The Company has not filed applications for registration of any of its trademarks.  The Company regards the protection of our copyrights, service marks, trademarks, trade dress and trade secrets as critical to our future success. We rely on a combination of copyright, trademark, service mark and trade secret laws, and contractual restrictions to establish and protect our proprietary rights in products and services.

Although we do not believe that we infringe the proprietary rights of third parties, there can be no assurance that third parties will not claim infringement by us with respect to past, current or future technologies.  Any such claim, whether meritorious or not, could be time-consuming, result in costly litigation and could have a material adverse effect upon our business, results of operations and financial condition.

Subsidiaries

The Company currently has one wholly-owned subsidiary, Heights Management 63, LLC, a New York limited liability company.

Forward-Looking Statements

The Company or management may make or may have made certain forward-looking statements, orally or in writing, such as those within Management's Discussion and Analysis contained in its various SEC filings. The Company wishes to ensure that such statements are accompanied by meaningful cautionary statements, so as to ensure to the fullest extent possible the protections of the safe harbor established in the Private Securities Litigation Reform Act of 1995. Such statements are therefore qualified in their entirety by reference to and are accompanied by the following discussion of certain important factors that could cause actual results to differ materially from those described in such forward-looking statements.

The Company cautions the reader that this list of factors is not intended to be exhaustive. The Company operates in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company's business or the extent to which any factors may cause actual results to differ materially from those described in any forward-looking statement. None of the Company's forward-looking statements should be relied upon as a prediction of actual results.

The Company faces risks and uncertainties that could render actual events materially different than those described in our forward-looking statements. These risks and uncertainties are described elsewhere in this report.

Legal Proceedings

We are not currently subject to any legal proceedings.

Employees

As of June 30, 2010, the Company employed four full-time employees and one part time employee.

The future success of the Company will depend in part on our continued ability to attract, integrate, retain and motivate highly qualified technical and managerial personnel, and upon the continued service of our senior management personnel. The competition for qualified personnel in our industry and geographical location is intense, and there can be no assurance that we will be successful in attracting, integrating, retaining and motivating a sufficient number of qualified personnel to conduct our business in the future.  The Company has never had a work stoppage, and no employees are represented under collective bargaining agreements. We consider our relations with our employees to be good.

Properties

Our executive office consists of approximately 1,500 square feet of office space in Brooklyn, New York.  This facility is leased on a month to month basis from an affiliate of the Company.  We currently do not pay any rent for the use of the office space. We believe that our current facilities are adequate for the purposes for which they are intended and that they provide sufficient capacity to accommodate the Company’s expansion plan.

In addition, the Company currently leases one parking facility from a third-party landlord with various lease expiration terms, as shown below:

Location	Capacity	Lease Term Expires
Manhattan	38	April 30, 2012

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

The following discussion of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and notes thereto appearing elsewhere in this registration statement.

The matters discussed in this registration statement contain forward-looking statements that involve risks and uncertainties.  Our actual results could differ materially from those discussed herein.  Factors that could cause or contribute to such differences are discussed in this section and elsewhere in this Current Report on Form 8-K.

Plan of Operations

The Company was formed on March 19, 2009 to acquire and operate parking facilities in the New York City metropolitan area.  Since inception, the Company has had total revenue of $243,000 and total expenses of  $295,577.  As of June 30, 2010, the Company had total assets of $166,611consisting of $14,944 in property and equipment net of depreciation and intangible assets in the form of lease acquisition costs in the amount of $151,667.

Liquidity and Capital Resources

Our capital requirements are dependent on several factors and are primarily related to our product development expenses. We believe that our current cash and cash equivalents along with cash to be generated by operations will be sufficient to meet our anticipated cash for the next 12 months.  If cash generated from operations is insufficient to satisfy our liquidity requirements, we may seek to sell additional equity or debt securities or obtain a credit facility.  The sale of additional equity or convertible debt securities could result in additional dilution to our stockholders. The incurrence of indebtedness would result in an increase in our fixed obligations and could result in borrowing covenants that would restrict our operations. There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. If financing is not available when required or is not available on acceptable terms, we may be unable to continue to grow our business. In addition, we may be unable to take advantage of business opportunities or respond to competitive pressures. Any of these events could have a material and adverse effect on our business, results of operations and financial condition.

Risks and Uncertainty

The preceding statements under "Management's Discussion and Analysis of Financial Condition and Results of Operations" which are not historical facts are forward-looking statements. These forward-looking statements involve risks and uncertainties that could render them materially different, including, but not limited to, the risk that new products and product upgrades may not be available on a timely basis, the risk that such products and upgrades may not achieve market acceptance, the risk that competitors will develop similar products and reach the market first, and the risk that the Company would not be able to fund its working capital needs from cash flow.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 20, 2010, the ownership of the Company’s common stock by (i) each of our directors and executive officers; (ii) all of our executive officers and directors as a group; and (iii) all persons known by us to beneficially own more than 5% of our common stock.  Unless otherwise indicated in the footnotes to the table, (1) the following individuals have sole voting and sole investment control with respect to the shares they beneficially own and (2) the address of each beneficial owner listed below is c/o the Company.

Name and Address of Beneficial Owner	Shares of Common Stock (1)	Shares of Series A Preferred Stock (1)	Percentage Ownership of Common Stock on an As-Converted basis (2)

Executive Officers and Directors

Scott Lieberman	-	8,700,000	99.1%

All Executive Officers and Directors as a group (one persons)	-	8,700,000	99.1%

All Executive Officers, Directors and 5% Stockholders as a group (one persons)		8,700,000	99.1%

(1)  Calculated pursuant to Rule 13d-3(d) of the Exchange Act. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)  Based upon 439,770,000 shares of Common Stock issued and outstanding, on an on-converted basis, as of September 20, 2010.

Employment Agreements and Executive Compensation

The Company currently has no written employment agreement with our executive officers nor do we have any termination of employment or any change of control arrangements with our officer.  We have agreed to pay our Chief Executive Officer a salary of $50,000 per year. We do not carry any key-man or other life insurance on any of our officers.

Employee Benefit Plans

The Company maintains standard health insurance for its employees.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Item 3.02       Unregistered Sales of Equity Securities

On September 16, 2010, the Company issued 8,700,000 newly issued shares of the Company’s Series A Preferred Stock to the Seller as consideration for the Company’s acquisition of Heights.  This transaction was not registered under the Act in reliance on the exemption from registration in Section 4(2) of the Act, as a transaction not involving any public offering.  These securities were issued as restricted securities and the certificates were stamped with restrictive legends to prevent any resale without registration under the Act or in compliance with an exemption.

Item 5.01       Change in Control of Registrant

On September 16, 2010, the Company issued 8,700,000 newly issued shares of the Company’s Series A Preferred Stock  in connection with the Company’s acquisition of Heights.

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 16, 2010, Bernard J. Tanenbaum III resigned as President of the Company and as a director of the Company.

On September 16, 2010, Michael T. Williams resigned as Corporate Secretary of the Company and as a director of the Company

On September 16, 2010, Scott Lieberman was appointed to the Board of Directors of the Company in accordance with the written consent of majority of directors dated September 16, 2010.  In addition, on September 16, 2010, Scott Lieberman was appointed Chief Executive Officer of the Company.  Mr. Scott Lieberman has had no prior relationship with the Company and was not a party to any transaction with the Company prior to the Acquisition Agreement.

The following table sets forth the names and positions of our new directors and executive officers:

Name	Age	Position
Scott Lieberman	49	CEO, Director

Scott Lieberman has over 30 years of expertise in professional parking management and the commercial leasing of cars, vans and trucks. His career commenced in a family-owned business in 1979 operating and managing a fleet of over 200 cars, vans and trucks. Since 1988 , Mr. Lieberman took the reigns and successfully expanded the business with the leasing of over twenty parking lots which he operated and managed.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

10.1	Acquisition and Reorganization Agreement

10.2	Redemption Agreement

99.1
Auditor’s Report and audited financial statements of Heights Management 63, LLC for the period from inception (March 19, 2009) to December 31, 2009, and unaudited financials of Heights Management 63, LLC from January 1, 2010 through June 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 22,  2010

International Development and
Environmental Holdings

/s/ Scott Lieberman
By: Scott Lieberman, CEO